                                                                   EXHIBIT 10.69




================================================================================



                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                      among

                        BALDWIN EUROPE CONSOLIDATED B.V.,
                                  as Borrower,

                        BALDWIN TECHNOLOGY COMPANY, INC.,
                as Parent, Guarantor and Borrower Representative,

                          BALDWIN AMERICAS CORPORATION,
                        BALDWIN EUROPE CONSOLIDATED INC.,
                        BALDWIN ASIA PACIFIC CORPORATION,
                          BALDWIN GRAPHIC SYSTEMS INC.,
                              BALDWIN GERMANY GMBH,
                          BALDWIN U.K. HOLDING LIMITED,
                              BALDWIN (U.K.) LTD.,
                                ACROTEC UK LTD.,
                             BALDWIN GLOBALTEC LTD.,
                           BALDWIN SWEDEN HOLDING AB,
                                 BALDWIN IVT AB,
                                BALDWIN JIMEK AB,
                               JAPAN-BALDWIN LTD.,
                                 as Guarantors,

                                       and

                                MAPLE BANK GMBH,
                                    as Lender

                          Dated as of September 9, 2004

                        --------------------------------



================================================================================

                                                                   EXHIBIT 10.69


                       FIRST AMENDMENT TO CREDIT AGREEMENT

      FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 9, 2004 (this "Amendment"), of the CREDIT AGREEMENT, dated as of July 25, 2003 (the "Credit Agreement"), among BALDWIN EUROPE CONSOLIDATED B.V., a private company with limited liability incorporated under the laws of The Netherlands (the "Borrower"), BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation, as Parent, Guarantor and Borrower Representative (the "Parent"), BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAC"), BALDWIN EUROPE CONSOLIDATED INC., a Delaware corporation ("BEC"), BALDWIN ASIA PACIFIC CORPORATION, a Delaware corporation ("BAPC" together with BAC and BEC, each a "Guarantor Parent"), BALDWIN GRAPHIC SYSTEMS INC., a Delaware corporation ("Baldwin Graphic"), BALDWIN GERMANY GMBH, a German company ("Baldwin Germany"), BALDWIN U.K. HOLDING LIMITED, a company incorporated in England and Wales ("Baldwin U.K."), BALDWIN
(UK) LTD., a company incorporated in England and Wales ("Baldwin (UK)"), ACROTEC UK LTD., a company incorporated in England and Wales ("Acrotec UK"), BALDWIN GLOBALTEC LTD., a company incorporated in England and Wales ("Baldwin Globaltec"), BALDWIN SWEDEN HOLDING AB, a limited liability company incorporated in Sweden under registration number 556263-4724 ("Baldwin Sweden"), BALDWIN IVT AB, a limited liability company incorporated in Sweden under registration number 556225-4721 ("Baldwin IVT"), BALDWIN JIMEK AB, a limited liability company incorporated in Sweden under registration number 556528-6860 ("Baldwin Jimek"), JAPAN-BALDWIN LTD., a Japanese company ("Baldwin Japan" together with Baldwin Graphic, Baldwin Jimek, Baldwin IVT, Baldwin Sweden, Baldwin Globaltec, Acrotec UK, Baldwin (UK), Baldwin U.K. and Baldwin Germany, each a "Guarantor Subsidiary, and collectively, the "Guarantor Subsidiaries") and MAPLE BANK GmbH, a German bank, as Lender. Unless otherwise defined herein, all capitalized terms used herein and defined in Section 11 of the Credit Agreement are used herein as so defined.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Parent, the Guarantor Parents, the Guarantor Subsidiaries and the Lender have entered into the Credit Agreement; and

      WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

SECTION 1.    DEFINITIONS.

      All terms used in this Amendment and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

SECTION 2.    AMENDMENTS.

      Section 2.1 Section 1.01(a)(ii) of the Credit Agreement is hereby amended by deleting the words "(which may be Euro Denominated Loans)" and replacing them with "or Euro Denominated Loans".

      Section 2.2 Section 1.03 of the Credit Agreement is hereby amended by (a) deleting "(a)" and (b) deleting the words "Eurodollar Loan (which may be Euro Denominated Loan)" and replacing them with "Revolving Loan".

      Section 2.3 Section 1.05(b)(iv) of the Credit Agreement is hereby amended by deleting the words "Eurodollar Loans" and replacing them with "Euro Loans".

      Section 2.4 Section 1.06(a) of the Credit Agreement hereby amended by deleting the percentage "10.5%" and replacing it with "7.5%".

      Section 2.5 Section 1.06(b) is amended by (a) deleting the words "Eurodollar Rate" and replacing it with "applicable Euro Rate", (b) deleting the words "10.5% per annum" and (c) inserting at the end the words "7.5% per annum in the case of a Eurodollar Loan or 7.625% per annum in the case of a Euro Denominated Loan."

      Section 2.6 Section 1.06(d) of the Credit Agreement is hereby amended by deleting the words "each Base Rate Loan and each Eurodollar Loan" and replacing them with the words "each Revolving Loan".

      Section 2.7 Section 1.06(e) of the Credit Agreement is hereby amended by deleting the words "Eurodollar Rate" and replacing them with "the applicable Euro Rate".

      Section 2.8 Section 1.07 of the Credit Agreement is hereby amended by deleting the word "Eurodollar" and replacing it with "Euro" in each instance where it appears.

      Section 2.9 Section 1.08 of the Credit Agreement is hereby amended by deleting the words "Eurodollar Loans" and replacing them with "Euro Loans" in each instance where they appear.

      Section 2.10 Section 1A.04 of the Credit Agreement is hereby amended by deleting the words "(x) the Eurodollar Rate" and replacing them with "the applicable Euro Rate (i.e., LIBOR for Letters of Credit denominated in Dollars and EURIBOR for Letters of Credit denominated in Euros)".

      Section 2.11 Section 3.01(a) of the Credit Agreement is hereby amended by deleting clauses (ii) through (v) of the first sentence thereof in their entirety and substituting therefor:

            "(ii) a renewal fee in an amount computed at the rate of 1.00% of the Commitment payable on October 31, 2005 and 0.75% of the Commitment payable on October 31, 2006 and on October 31, 2007 (unless the Commitment is terminated earlier pursuant to Section 3.02 or 3.03), (iii) a commitment fee in an amount computed at the rate of 0.50% per annum of the daily average balance of the Total Unutilized

      Commitment for each month, which fee shall be due and payable on each Monthly Payment Date, (iv) a monthly maintenance fee in an amount of $15,000, which fee shall be due and payable on each Monthly Payment Date, and (v) a termination fee of $100,000, which fee shall be due and payable on the date of termination of the Commitment if the Borrower elects to terminate such Commitment prior to October 1, 2008."

      Section 2.12 Section 3.03 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

            "3.03 Other Termination of Commitment. The Commitment shall terminate in its entirety on October 1, 2008. At the election of the Lender, no Loan shall be available and the Commitment shall terminate in its entirety upon the occurrence of a Default or an Event of Default."

      Section 2.13 Section 4.01(i) of the Credit Agreement is hereby amended by deleting the words "Eurodollar Loans" and replacing them with "Euro Loans".

      Section 2.14 The Credit Agreement is hereby amended by adding the following as a new Section 8.16:

"8.16 Grant of Options. The Parent hereby grants the following options to the Lender. In the event that at any time prior to October 1, 2008 the Parent issues any equity security or any debt convertible into equity (including, without limitation, any common stock, preferred stock, warrant, convertible debenture or the like (but excluding securities issued to officers, directors or employees of the Parent pursuant to stock option, stock grant or stock purchase plans on terms approved by the Board of Directors of the Parent), any such securities referred to herein as an "Equity Security"), the Parent shall at least 30 days prior to the issuance of any Equity Security (i) notify the Lender of such issuance of an Equity Security and (ii) issue to the Lender an option (the "Option"), exercisable, in whole or in part, and if in part on multiple occasions, at any time within 90 days after the issuance of such Equity Security, to acquire an amount of such Equity Security as is being issued to the relevant third party on the same terms and conditions as such Equity Security is being issued to such third party; provided that the Parent shall not be required to issue Options to the Lender to acquire more than $5,000,000 of Equity Securities in the aggregate. Options may be exercised at the discretion of the Lender using cash or by redemption of Loans, any such redemption to occur at the face value thereof and without any prepayment or other penalty. Each Option and the rights herein shall be freely transferable by the Lender, in an aggregate amount not to exceed $1,000,000, provided, however, that no transfer shall be made to a Person engaged in the printing business that would be a competitor or client of any of the Credit Parties. Notwithstanding anything to the contrary contained in the preceding sentence, each Option and the rights herein shall be freely transferable and with no limitation as to the amount to any Affiliate, employee, shareholder, Subsidiary or successor of the Lender, Maple Trade Finance or Maple Commercial Finance Group. Each transfer shall be subject to compliance by the Lender and any transferee with all securities and other applicable laws and regulations. This Section shall survive any termination of the Credit Agreement."

      Section 2.15 Section 9.05(i) of the Credit Agreement is hereby amended by adding the words at the end "and (z) Unrestricted Cash held by a Credit Party or a Subsidiary of a Credit Party in an amount equal to the accounts payable of such Person due within 30 days in respect of inventory purchased from third parties."

      Section 2.16 Section 9.06 of the Credit Agreement is hereby amended by deleting the amount "$3,500,000" and replacing it with "$4,500,000".

      Section 2.17 Section 9.08 of the Credit Agreement is hereby amended by deleting the words "$500,000 on a consolidated basis" and replacing them with "75% of the asset depreciation of the Parent and its Consolidated Subsidiaries for the prior fiscal year as reflected on the financial statements with respect to such fiscal year delivered pursuant to Section 8.01(c)".

      Section 2.18 Section 10.03 of the Credit Agreement is hereby amended by adding "8.16" immediately prior to "or 9," in clause (a) thereof.

      Section 2.19 The defined term "Borrowing Base" in Section 11 of the Credit Agreement is hereby amended (a) by deleting the percentage "80%" in clause (b) and replacing it with "90%", (b) by deleting the percentage "40%" in clause (c) and replacing it with "60%" and (c) by deleting the amount "$5,000,000" and replacing it with "$10,000,000".

      Section 2.20 The defined term "Business Day" in Section 11 of the Credit Agreement is hereby amended (a) by deleting the words "Eurodollar Loan" and replacing them with "Euro Loan", (b) deleting the words "London interbank market" and replacing them with "Relevant Interbank Market", and (c) deleting the words "London or New York City" and replacing them with "Frankfurt or such other city in which the Payment Office will be located".

      Section 2.21 The defined term "Payment Office" in Section 11 of the Credit Agreement is hereby amended by adding at the end of such definition the words "or such other location as the Lender shall notify to the Borrower."

      Section 2.22 The defined term "Reserve Requirement" in Section 11 of the Credit Agreement is hereby amended by deleting the words "Eurodollar Rate" in clauses (i) and (ii) and replacing them with "LIBOR".

      Section 2.23 Section 11 of the Credit Agreement is hereby amended by deleting the defined terms "Applicable Margin", "Commitment", "Euro Denominated Loan", "Eurodollar Loan", "Interest Determination Date", "Revolving Loan Maturity Date" and "Type" in their entirety and replacing them with the following:

            "Applicable Margin" shall mean a percentage per annum equal to (i) 3%, with respect to Base Rate Loans, (ii) 5.125%, with respect to Eurodollar Loans, and (iii) 5.525%, with respect to Euro Denominated Loans.

            "Commitment" shall mean $28,000,000 through and including October 1, 2005, and $30,000,000 thereafter.

            "Euro Denominated Loan" shall mean any Loan or any portion thereof denominated in Euros which bears interest based on EURIBOR.

            "Eurodollar Loan" shall mean any Loan or any portion thereof denominated in Dollars which bears interest based on LIBOR.

            "Interest Determination Date" shall mean, with respect to any Eurodollar Loan or Euro Denominated Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan or Euro Denominated Loan; provided that if market practice differs in the Relevant Interbank Market for Euros, the Interest Determination Date for Euro Denominated Loans will be determined by the Lender (and notified to the Borrower) in accordance with market practice in the Relevant Interbank Market.

            "Revolving Loan Maturity Date" shall mean October 1, 2008 or such earlier date specified in the Borrower's notice to terminate the Commitment pursuant to Section 3.02 of this Agreement."

            "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan, a Euro Denominated Loan or a Eurodollar Loan.

      Section 2.24 Section 11 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

            "EURIBOR" means, with respect to each Interest Period in respect of a Euro Denominated Loan or amounts calculated with reference thereto, the rate per annum for deposits in Euros which appears on the Relevant Page for such Interest Period at or about 11:00 am (Brussels time) on the Interest Determination Date for such Interest Period.

            "Euro Loan" shall mean and include a Eurodollar Loan and a Euro Denominated Loan.

            "Euro Rate" shall mean, with respect to each Interest Period in respect of a Euro Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) determined by the Lender to be equal to the quotient obtained by dividing (a) the applicable LIBOR in the case of Eurodollar Loans or EURIBOR in the case of Euro Denominated Loans for such Interest Period by (b) 1 minus the Reserve Requirement for such Euro Loan for such Interest Period.

            "LIBOR" means, with respect to each Interest Period in respect of a Eurodollar Loan or amounts calculated with reference thereto, the rate per annum for deposit in Dollars which appears on the Relevant Page for such Interest Period at or about 11:00 am (London time) on the Interest Determination Date for such Interest Period.

            "Relevant Interbank Market" means, in relation to Euros, the European interbank market and, in relation to Dollars, the London interbank market.

            "Relevant Page" means the page of the Reuters or Telerate screen selected by the Lender (and notified to the Borrower) on which is displayed, in relation to EURIBOR, the European interbank offered rates for Euros and, in relation to LIBOR, the London interbank offered rates for Dollars or, if such page or such service ceases to be available, such other page or service which displays the European interbank offered rates for Euros or the London interbank offered rates for Dollars, as the Lender shall select.

      Section 2.25 The defined term "Eurodollar Rate" in Section 11 of the Credit Agreement shall be deleted in its entirety.

SECTION 3.    REPRESENTATION AND WARRANTIES OF THE CREDIT PARTIES

      Each Credit Party represents to the Lender that each of the representations and warranties made in Section 7 of the Credit Agreement is true and correct as of the date hereof, after giving effect to this Amendment, except to the extent that such representation is stated to relate to a specified earlier date in which case such representation and warranty shall be true and correct as of such earlier date.

SECTION 4.    CONDITIONS

      This Amendment shall become effective on the date (the "Effective Date") when each of the following has been fulfilled to the satisfaction of the Lender:

                  (a) Each of the parties hereto shall have executed and delivered a counterpart of this Amendment and the Lender shall have received an amendment fee of $224,000 from the Borrower.

                  (b) There shall exist no Default or Event of Default under the Credit Agreement and all representations and warranties contained therein shall be true and correct as of the Effective Date with the same effect as if made on such date, except to the extent that such representation is stated to relate to a specified earlier date in which case such representation and warranty shall be true and correct as of such earlier date.

                  (c) The Lender shall have received a copy of the resolutions of the Board of Directors of the Borrower, the Parent and the Guarantor Parents authorizing the execution, delivery and performance by them of this Amendment and an incumbency certificate, in each case certified by its Secretary or an Assistant Secretary.

                  (d) The Lender shall have received legal opinions from counsel to the Parent, the Guarantor Parents and the Borrower (x) covering the matters contained in paragraphs (1) through (5) of Exhibit D to the Credit Agreement with respect to this Amendment and (y) stating that no further action is necessary to maintain the perfection of the security interest in the Security Documents granted by such Credit Party to secure the obligations of such Credit Party, as amended by this Amendment and (2) otherwise in form and substance satisfactory to the Lender.

                  (e) All proceedings and all documents, instruments and other legal matters in connection with this Amendment shall be satisfactory in form and substance to the

Lender and its Counsel and the Lender shall have received such other documents, certificates, instruments and opinions relating to the transactions contemplated hereby as it shall reasonably request, in each case, in form and substance satisfactory to it.

                  (f) All fees and expenses of the Lender (including fees and expenses of its counsel) incurred in connection with this Amendment shall have been paid.

SECTION 5.    COVENANTS

      Section 5.1 Each Credit Party other than any Credit Party whose counsel has delivered an opinion pursuant to Section 4(d) will deliver an opinion of its counsel satisfying the requirements of Section 4(d) within 30 calendar days after the Effective Date.

      Section 5.2 Each Credit Party other than any Credit Party who has delivered the Secretary's or Assistant Secretary's certificate described in
Section 4 (c), will deliver such Secretary's or Assistant Secretary's certificate satisfying the requirement of Section 4 (c) within 30 calendar days after the Effective Date.

      Section 5.3 Failure to comply with the covenants in Sections 5.1 and 5.2 shall constitute an Event of Default under Section 10.03 (a) of the Credit Agreement.

SECTION 6.    MISCELLANEOUS

      Section 6.1 Each of the Credit Documents modified hereby is expressly continued in full force and effect. Except as expressly modified herein, all terms, provisions and conditions will remain unchanged and shall remain in full force and effect for the full term thereof, and this Amendment shall be interpreted with the Credit Agreement, as modified hereby, as one and the same instrument. This Amendment shall also constitute a Credit Document as defined in the Credit Agreement.

      Section 6.2 Each of the Credit Parties confirms for purposes of each of the Security Documents to which it is a party that (i) references in such documents to the Credit Agreement are to the Credit Agreement as amended by this Amendment and (ii) the defined terms "Obligations" and "Secured Obligations" in the Credit Documents refer to the Obligations under the Credit Agreement as amended by this Amendment.

      Section 6.3 The terms and provisions of this Amendment, and the respective rights and obligations of each party hereunder, shall be binding upon and inure to the benefit of their respective successors, legal representatives and assigns.

      Section 6.4 The Lender hereby expressly waives the renewal fee of $400,000 payable pursuant to Section 3.01 (a) (ii) of the Credit Agreement that was due and payable on August 15, 2004.

      Section 6.5 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERENED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

      Section 6.6 Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and each party hereto shall remain liable to perform its obligations hereunder except to the extent of such enforceability. To the extent permitted by law, each party hereto hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      Section 6.7 This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

      Section 6.8 This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

Address:


12 Commerce Drive                 BALDWIN EUROPE CONSOLIDATED B.V.,
Shelton, CT  06484                as Borrower
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500              By        /s/ Gerald A. Nathe
                                     -------------------------------------------
                                     Name: Gerald A. Nathe
                                     Title: Managing Director


                                  By        /s/ Vijay C. Tharani
                                     -------------------------------------------
                                     Name: Vijay C. Tharani
                                     Title: Managing Director



12 Commerce Drive                 BALDWIN TECHNOLOGY COMPANY, INC.,
Shelton, CT  06484                as Parent, Guarantor and Parent Representative
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500              By        /s/ Vijay C. Tharani
                                     -------------------------------------------
                                     Name: Vijay C. Tharani
                                     Title: Vice President, CFO and Treasurer



12 Commerce Drive                 BALDWIN AMERICAS CORPORATION,
Shelton, CT  06484                as Guarantor
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500              By        /s/ Vijay C. Tharani
                                     -------------------------------------------
                                     Name: Vijay C. Tharani
                                     Title:  Vice President



12 Commerce Drive                 BALDWIN EUROPE CONSOLIDATED INC.,
Shelton, CT  06484                as Guarantor
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500              By        /s/ Vijay C. Tharani
                                     -------------------------------------------
                                     Name: Vijay C. Tharani
                                     Title: Vice President

12 Commerce Drive                 BALDWIN ASIA PACIFIC CORPORATION,
Shelton, CT  06484                as Guarantor
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500              By        /s/ Vijay C. Tharani
                                     -------------------------------------------
                                     Name: Vijay C. Tharani
                                     Title: Vice President



12 Commerce Drive                 BALDWIN GRAPHIC SYSTEM INC.,
Shelton, CT  06484                as Guarantor
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500              By        /s/ Gerald A. Nathe
                                     -------------------------------------------
                                     Name: Gerald A. Nathe
                                     Title: President



Derchinger Strasse 137            BALDWIN GERMANY GMBH, as Guarantor
D-86165 Augsburg
Germany
Attn: Managing Director           By        /s/ Gerald A. Nathe
                                     -------------------------------------------
Tel:  +49-821-794-200                Name: Gerald A. Nathe
Fax:  +49-821-794-2222               Title: Geschaftsfuhrer

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

Unit 13 Apex Business Centre      EXECUTED as a DEED by
Boscombe Road                     BALDWIN U.K. HOLDING LIMITED,
Dunstable Bedfordshire LU5 4SB    as Guarantor
England
Attn: Managing Director
Tel:  +44-1582-477499             By
                                     -------------------------------------------
Fax:  +44-1582-478510                as attorney-in-fact under a power of
                                     attorney dated
                                                    -------------------

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT  06484                By        /s/ Vijay C. Tharani
                                     -------------------------------------------
Attn:  President                     Name: Vijay C. Tharani
Tel:  (203) 402-1000                 Title:  Director
Fax:  (203) 402-5500


Unit 13 Apex Business Centre      EXECUTED as a DEED by
Boscombe Road                     BALDWIN (U.K.) LTD., as Guarantor
Dunstable Bedfordshire LU5 4SB
England
Attn: Managing Director           By     /s/ Vijay C. Tharani
                                     -------------------------------------------
Tel:  +44-1582-477499                as attorney-in-fact under a power of
Fax:  +44-1582-478510                attorney dated August 26, 2004

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive                 By       /s/  Vijay C. Tharani
                                     -------------------------------------------
Shelton, CT  06484                   Name: Vijay C. Tharani
Attn:  President                     Title:  Director
Tel:  (203) 402-1000
Fax:  (203) 402-5500

22 Wessex Trade Centre            EXECUTED as a DEED by
Poole, Dorset BH12 3PQ            ACROTEC UK LTD., as Guarantor
England
Attn: Managing Director
Tel:  +44-1202-739030             By        /s/ Vijay C. Tharani
                                     -------------------------------------------
Fax:  +44-1202-739040                Name: Vijay C. Tharani
                                     Title: Director

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT  06484
Attn:  President                  By
                                     -------------------------------------------
Tel:  (203) 402-1000                 Name:
Fax:  (203) 402-5500                 Title:



22 Wessex Trade Centre            EXECUTED as a DEED by
Poole, Dorset BH12 3PQ            BALDWIN GLOBALTEC LTD., as Guarantor
England
Attn: Managing Director
Tel:  +44-1202-739030             By       /s/  Vijay C. Tharani
                                     -------------------------------------------
Fax:  +44-1202-739040                as attorney-in-fact under a power of
                                     attorney dated August 26, 2004

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT  06484                By
                                     -------------------------------------------
Attn:  President                     Name:
Tel:  (203) 402-1000                 Title:
Fax:  (203) 402-5500

Stoerydsvagen 13                  BALDWIN SWEDEN HOLDING AB, as Guarantor
Box 6
573 21 Tranas
Sweden                            By        /s/ Gerald A. Nathe
                                     -------------------------------------------
Attn: Managing Director              Name: Gerald A. Nathe
Tel:  +46-140-14190                  Title: Director
Fax:  +46-140-17609

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

Stoerydsvagen 13                  BALDWIN IVT AB, as Guarantor
Box 6
573 21 Tranas
Sweden                            By       /s/ Gerald A. Nathe
                                     -------------------------------------------
Attn: Managing Director              Name: Gerald A. Nathe
Tel:  +46-140-14190                  Title: Director
Fax:  +46-140-17609

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

Testvagen 16                      BALDWIN JIMEK AB, as Guarantor
S-232 37 Arlov
Sweden
Attn: Managing Director           By        /s/ Gerald A. Nathe
                                     -------------------------------------------
Tel:  +46-40-43-98-00                Name: Gerald A. Nathe
Fax:  +46-40-43-98-10                Title: Director

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

4-34 Toyo 2-chome Kohtoh-ku       JAPAN-BALDWIN LTD., as Guarantor
Tokyo 135-8384
Japan
Attn: Managing Director           By       /s/ Gerald A. Nathe
                                     -------------------------------------------
Tel:  +81-3-5606-2771                Name: Gerald A. Nathe
Fax:  +81-3-5606-2779                Title: Representative Director

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

                                  MAPLE BANK GmbH, as Lender

                                  By        /s/ Michael Bernhard
                                     -------------------------------------------
                                     Name: Michael Bernhard
                                     Title: Managing Director

                                  By        /s/ Jurgen Daume
                                     -------------------------------------------
                                     Name: Jurgen Daume
                                     Title: Vice President




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